                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 OR 15(d) of
                     The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) January 14, 2005

            CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
                               on behalf of the
                  CSFB Adjustable Rate Mortgage Trust 2004-5
            (Exact name of registrant as specified in its charter)

         Delaware                   333-115435-09                   13-3320910
----------------------------  --------------------------   ------------------------------
      (State or other         (Commission File Number)             (IRS Employer
      jurisdiction of                                           Identification No.)
      incorporation)

 Eleven Madison Avenue, New York, NY                      10010
--------------------------------------    ---------------------------------------
   (Address of principal executive                      (Zip Code)
               office)

Registrant's telephone number, including area code  (212) 325-2000.

                                    N/A
            (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                   Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01.  Other Events.

On December 29, 2004,  Credit Suisse First Boston  Mortgage  Securities  Corp.
caused  the  issuance  and  sale  of  the  Adjustable   Rate   Mortgage-Backed
Pass-Through Certificates,  Series 2004-5, pursuant to a Pooling and Servicing
Agreement  dated as of December 1, 2004,  among  Credit  Suisse  First  Boston
Mortgage  Securities  Corp.,  as  depositor,  DLJ Mortgage  Capital,  Inc., as seller,  Wells Fargo Bank,  N.A.,  as trust  administrator,  master  servicer, servicer and back-up  servicer  and HSBC Bank USA,  National  Association,  as trustee, and the other servicers that are signatories thereto.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

(c)   Exhibits (executed copies):  The following  execution copies of Exhibits to the Form S-3  Registration  Statement  of the  Registrant  are hereby filed:

      10.1  Pooling and  Servicing  Agreement  dated as of  December 1,  2004, among Credit Suisse First Boston  Mortgage  Securities  Corp.,  as
            depositor,  DLJ Mortgage  Capital,  Inc.,  as seller,  Wells Fargo
            Bank, N.A., as trust administrator,  master servicer, servicer and back-up  servicer  and HSBC Bank  USA,  National  Association,  as trustee, and the other servicers that are signatories thereto.

      10.2  Assignment  and  Assumption  Agreement,  dated as of  December 29,
            2004 by and between DLJ Mortgage  Capital,  Inc. and Credit Suisse
            First Boston Mortgage Securities Corp.

                                  SIGNATURES

      Pursuant to the requirements of the Securities  Exchange Act of 1934, as amended,  the  registrant  has duly  caused  this  report  to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 14, 2004

                                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                                    SECURITIES CORP.

                                    By:  /s/ John P. Graham
                                         John P. Graham
                                         Vice President

                                Exhibit Index

Exhibit Number          Description

 10.1                   Pooling   and   Servicing   Agreement   dated   as  of
                        December 1,  2004,  among  Credit  Suisse First Boston
                        Mortgage Securities Corp., as depositor,  DLJ Mortgage
                        Capital,  Inc., as seller,  Wells Fargo Bank, N.A., as
                        trust  administrator,  master  servicer,  servicer and
                        back-up   servicer   and  HSBC  Bank   USA,   National
                        Association,  as trustee, and the other servicers that
                        are signatories thereto.

 10.2                   Assignment  and  Assumption  Agreement,  dated  as  of
                        December 29,   2004  by  and  between   DLJ   Mortgage
                        Capital,  Inc. and Credit Suisse First Boston Mortgage
                        Securities Corp.